Earnings Results First Quarter 2022 April 28, 2022

Safe Harbor Statement your Partner • Choice • Bank | 2 This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

your Partner • Choice • Bank | 3 Introduction

Franchise Footprint (1) your Partner • Choice • Bank | 4 * Palisades Park, New Jersey * Carrollton, Texas * Dallas, Texas * New Full Service Branches In Construction (1) As of April 26, 2022. s

$0.08 $0.11 $0.12 $0.12 $0.25 $0.40 $0.44 $0.15 $0.15 $8.26 $9.48 $10.60 $13.16 $14.44 $15.19 $17.24 $17.47 $0.0 0 $2.0 0 $4.0 0 $6.0 0 $8.0 0 $10 .00 $12 .00 $14 .00 $16 .00 $18 .00 $20 .00 $0.0 0 $0.1 0 $0.2 0 $0.3 0 $0.4 0 $0.5 0 $0.6 0 $0.7 0 $0.8 0 2015 2016 2017 2018 2019 2020 2021 Q122 Q222 Cash Dividend & Book Value Per Share Cash Dividend Per Share Book Value Per Share (Period End) Equity Information your Partner • Choice • Bank | 5 As of April 26, 2022 Ticker PCB Market Cap $314.0 million Price Per Share $21.00 52 Week Range $15.10 - $25.43 Dividend Yield (Dividend Payout Ratio) 2.86% (17.50% 2Q21-1Q22) Number of Shares 14,951,760

Historical Performance your Partner • Choice • Bank | 6 $1.19 $1.34 $1.45 $1.58 $1.73 $1.74 0.0 00 0.2 00 0.4 00 0.6 00 0.8 00 1.0 00 1.2 00 1.4 00 1.6 00 1.8 00 2.0 00 2017 2018 2019 2020 2021 Mar-22 Held-For-Investment Loans ($bn) $1.25 $1.44 $1.48 $1.59 $1.87 $1.91 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2017 2018 2019 2020 2021 Mar-22 Deposits ($bn) $16.4 $24.3 $24.1 $16.2 $40.1 $10.2 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 35. 000 40. 000 45. 000 2017 2018 2019 2020 2021 03/22 YTD Net Income ($mm) $1.21 $1.65 $1.49 $1.04 $2.62 $0.67 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 3.0 00 2017 2018 2019 2020 2021 03/22 YTD Diluted Earnings Per Share CAGR +9.8% CAGR +10.5%

Historical Performance your Partner • Choice • Bank | 7 1.22% 1.53% 1.40% 0.84% 1.96% 1.92% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 2017 2018 2019 2020 2021 03/22 YTD Return on Average Assets 12.00% 14.26% 10.88% 7.08% 16.52% 16.01% 0.0 0% 2.0 0% 4.0 0% 6.0 0% 8.0 0% 10. 00% 12. 00% 14. 00% 16. 00% 18. 00% 2017 2018 2019 2020 2021 03/22 YTD Return on Average Equity 52.0% 52.8% 52.3% 53.5% 45.2% 47.8% 0.0 0% 10. 00% 20. 00% 30. 00% 40. 00% 50. 00% 60. 00% 2017 2018 2019 2020 2021 03/22 YTD Efficiency Ratio 4.22% 4.23% 4.11% 3.53% 3.83% 3.87% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 3.5 0% 4.0 0% 4.5 0% 2017 2018 2019 2020 2021 03/22 YTD Net Interest Margin (1) (1) (1) (1) Annualized

COVID-19 Update your Partner • Choice • Bank | 8 As of March 31, 2022 o SBA PPP Loans • 98 loans with aggregated carrying value of $22.9 million o Loan Modification Related to COVID-19 • No outstanding modifications since September 30, 2021 o Allowance for Loan Losses • Established 1.22% of loans held-for-investment (1.23% (1) excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $250.2 million, or 11.4% of total assets • Maintained available borrowing capacity of $618.9 million, or 28.1% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.94% and CET 1 capital ratio of 14.43% (1) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures.

your Partner • Choice • Bank | 9 Recent Financial Performance

1Q22 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 03/31/22	12/31/21	03/31/21
Income Statement Summary:			
Interest Income	$ 20,894	$ 20,995	$ 19,258
Interest Expense	901	900	1,439
Net Interest Income	19,993	20,095	17,819
Noninterest Income	5,286	4,838	2,857
Noninterest Expense	12,071	11,168	9,669
Reversal for Loan Losses	(1,191)	(1,462)	(1,147)
Pretax Income	14,399	15,227	12,154
Income Tax Expense	4,159	4,551	3,594
Net Income	10,240	10,676	8,560
Diluted Earnings Per Share ("EPS")	$ 0.67	$ 0.70	$ 0.55
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,742,955	$ 1,732,205	$ 1,685,916
Loans held-for-sale ("HFS")	18,340	37,026	3,569
Total Deposits	1,910,379	1,867,134	1,753,771
Total Assets	2,199,742	2,149,735	2,050,672
Shareholders' Equity	261,058	256,286	240,263
Key Metrics:			
Book Value ("BV") Per Share	$ 17.47	$ 17.24	$ 15.53
Return on Average Assets ("ROAA") (1)	1.92%	2.01%	1.75%
Return on Average Equity ("ROAE") (1)	16.01%	16.84%	14.66%
Net Interest Margin ("NIM")	3.87%	3.87%	3.70%
Efficiency Ratio	47.75%	44.79%	46.76%

- Recorded a reversal for loan losses of $1.2 million in 1Q22 primarily due to a decrease in qualitative adjustment factor allocations related to economic implications of the COVID-19 pandemic
- Allowance for loan losses to HFI loans ratio was 1.22% at 03/31/22 compared with 1.29% at 12/31/21 . Excluding PPP loans, the ratio(2) was 1.23% and 1.34% at 03/31/22 and 12/31/21, respectively
- Declared cash dividend of $0.15 per share in 1Q22
- SBA PPP loans totaled $22.9 million (98 loans), net of deferred fees and costs
- No loans with modifications related to the COVID-19 pandemic

(1) Annualized.
(2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of this measure to its most comparable GAAP measures.

your Partner • Choice • Bank | 10

Commercial Property - Owner Occupied 32% Commercial Property - Non-Owner Occupied 42% Commercial and Industrial 11% SBA PPP 1% Residential Property 13% Other Consumer 1% HFI Loan Composition Loan Overview your Partner • Choice • Bank | 11 $956 $1,002 $1,023 $1,062 $1,136 $1,189 $1,244 $1,289 $218 $206 $205 $193 $184 $194 $192 $194 $224 $213 $198 $191 $197 $202 $209 $215 $22 $22 $22 $21 $22 $21 $22 $22 $134 $136 $136 $219 $181 $102 $65 $23 $1,554 $1,579 $1,584 $1,686 $1,720 $1,708 $1,732 $1,743 0 200 400 600 800 1,00 0 1,20 0 1,40 0 1,60 0 1,80 0 2,00 0 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) March 31, 2022 YoY +3.4% $590 $619 $629 $636 $679 $706 $733 $756 247% 257% 256% 251% 269% 270% 270% 270% 0.0% 50.0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% 300 .0 350 .0 400 .0 450 .0 500 .0 550 .0 600 .0 650 .0 700 .0 750 .0 800 .0 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance

Fixed (WA Rate: 4.41%) 26% Variable (WA Rate: 4.14%) 42% Hybrid (WA Rate: 4.07%) 32% Interest Rate Mix(2) $21 $52 $32 $49 $17 $25 $19 $25 $19 $22 $24 $23 $85 $93 $69 $67 $25 $53 $45 $51 $105 $105 $97 $62 4.15% 4.14% 3.94% 4.02% 3.90% 3.95% 4.01% 4.18% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 50.0 100 .0 150 .0 200 .0 250 .0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix your Partner • Choice • Bank | 12(1) Total commitment basis (2) Excluding SBA PPP loans. March 31, 2022($ in millions) 24% 25% 25% 27% 26% 25% 26% 26% 23% 23% 23% 22% 25% 28% 30% 32% 53% 52% 52% 51% 49% 47% 44% 42% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Interest Rate Mix Trend (2) Fixed Hybrid Variable

Loan Yield Analysis your Partner • Choice • Bank | 13 Loan Repricing Schedule as of March 31, 2022 HFI Loans, Excl. SBA PPP SBA PPP Loans HFS Loans Total Loans (2) ($ in thousands) Carrying Value Rate (1) Carrying Value Rate (1) Carrying Value Rate (1) Carrying Value Rate (1) Less Than 3 Months $ 661,385 4.18% $ 521 1.00% $ 18,340 4.53% $ 680,246 4.19% 3 to 12 Months 74,714 4.14% 0 0 74,714 4.14% 1 to 3 Years 311,122 4.85% 0 0 311,122 4.85% 3 to 5 Years 586,463 3.92% 22,404 1.00% 0 608,867 3.81% More than 5 Years 86,346 3.78% 0 0 86,346 3.78% Total $ 1,720,030 4.19% $ 22,925 1.00% $ 18,340 4.53% $ 1,761,295 4.15% Breakout of Interest and Fee Income on Loans Total Loans (2), Excl. SBA PPP SBA PPP Loans Total Loans (2) ($ in thousands) Amount Yield Amount Yield Amount Yield 1Q22 Average Carrying Value $ 1,731,132 $ 42,244 $ 1,773,376 Interest on Loans $ 17,910 4.20% $ 104 1.00% $ 18,014 4.12% Fee (Cost) 148 0.03% 1,017 9.76% 1,165 0.27% Prepayment Penalty & Late Charges 103 0.02% 0 103 0.02% Discount (Premium) 908 0.21% 0 908 0.21% Total Interest & Fees $ 19,069 4.47% $ 1,121 10.76% $ 20,190 4.62% (1) Weighted-average contractual rate (2) Include both HFI & HFS loans

SBA PPP Loans your Partner • Choice • Bank | 14 Unpaid Principal Balance (“UPB”) Remaining ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Deferred Fee Funded in 2020 $50K or Under 17 $ 340 $ 279 $ 62 $ 1 Between $50K and $150K 5 468 242 231 5 Between $150K and $350K 0 0 0 0 0 Between $350K and $2MM 0 0 0 0 0 $2MM or More 0 0 0 0 0 Total 22 $ 808 $ 521 $ 293 $ 6 Summary of SBA PPP loans as of March 31, 2022 Funded in 2021 $50K or Under 19 $ 401 $ 0 $ 436 $ 35 Between $50K and $150K 7 680 0 725 45 Between $150K and $350K 30 6,307 0 6,474 167 Between $350K and $2MM 20 14,730 0 14,970 240 $2MM or More 0 0 0 0 0 Total 76 $ 22,118 $ 0 $ 22,605 $ 487

Loan Concentration your Partner • Choice • Bank | 15 Real Estate Loans – Commercial By Property Type as of March 31, 2022 ($ in thousands) Carrying Value % to Total LTV(1) Industrial $ 271,167 21.0% 51.4% Retail (More Than 50%) 230,725 17.9% 49.5% Mixed Use 146,028 11.3% 48.6% Office 89,237 6.9% 55.4% Gas Station 83,248 6.5% 55.3% Motel / Hotel 80,453 6.2% 50.8% Apartments 74,606 5.8% 49.2% Medical 65,378 5.1% 51.8% Car Wash 42,411 3.3% 57.7% Auto (Sales, Repair, etc.) 42,090 3.3% 58.2% Golf Course 32,620 2.5% 51.8% Spa, Sauna, & Other Self-Care 25,813 2.0% 55.3% Commercial Condominium 21,207 1.6% 47.6% Church 18,717 1.5% 45.5% Construction 9,522 0.7% 50.3% Supermarket 7,208 0.6% 66.3% Others 48,593 3.8% 48.5% Total $ 1,289,023 100.0% 51.5% Real Estate Loans – Residential as of March 31, 2022 (1) Collateral value at origination ($ in thousands) Carrying Value LTV(1) FICO Residential Property $ 215,132 58.4% 758

Loan Concentration your Partner • Choice • Bank | 16 Commercial and Industrial Loans – By Industry Type as of March 31, 2022 Total, Excluding SBA PPP Loans SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 70,856 36.5% $ 5,580 24.4% Food Services 33,865 17.4% 4,878 21.3% Retail Trade 24,405 12.6% 130 0.6% Real Estate Related 17,885 9.2% 468 2.0% Professional, Scientific, & Technical Services 13,366 6.9% 1,842 8.0% Finance & Insurance 8,652 4.5% - 0.0% Other Services 5,975 3.1% 4,097 17.9% Health Care & Social Assistance 5,691 2.9% 424 1.8% Transportation & Warehousing 5,416 2.8% 2,127 9.3% Entertainment & Recreation 4,468 2.3% 76 0.3% All Other 3,543 1.8% 3,304 14.4% Total $ 194,122 100.0% $ 22,926 100.0%

Loan Concentration your Partner • Choice • Bank | 17 Geographic Concentration as of March 31, 2022 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 1,054,258 81.9% $ 213,125 99.1% $ 159,155 81.8% $ 14,940 65.0% Texas 56,469 4.4% 0 2,377 1.2% 837 3.7% New York 48,024 3.7% 2,007 0.9% 8,185 4.2% 3,146 13.7% New Jersey 39,235 3.0% 0 15,333 7.9% 724 3.2% Washington 36,580 2.8% 0 2,549 1.3% 0 Nevada 16,890 1.3% 0 787 0.4% 1,190 5.2% Illinois 6,394 0.5% 0 1,030 0.5% 0 Georgia 4,347 0.3% 0 755 0.4% 1,807 7.9% Colorado 4,695 0.4% 0 532 0.3% 23 0.1% Virginia 3,258 0.3% 0 110 0.1% 0 Maryland 1,793 0.1% 0 1,129 0.6% 0 Pennsylvania 2,711 0.2% 0 17 0.1% 0 Oregon 2,344 0.2% 0 115 0.1% 245 1.1% Other States 12,025 0.9% 0 2,048 1.1% 14 0.1% Total $ 1,289,023 100.0% $ 215,132 100.0% $ 194,122 100.0% $ 22,926 100.0%

Credit Quality your Partner • Choice • Bank | 18 $4.8 $4.0 $4.6 $3.8 $1.4 $1.1 $1.0 $1.4 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Non-Performing Assets (“NPAs”) 0.24% 0.20% 0.24% 0.19% 0.07% 0.05% 0.05% 0.06% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 NPAs to Total Assets 1.15% 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% 1.29% 1.22% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Allowance (1) to HFI Loans 1.83% (2) 1.23% (2) 453% 683% 838% 1746% 1721% 2133% 2252% 1495% 0.0 0% 500 .00% 100 0.00% 150 0.00% 200 0.00% 250 0.00% Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Allowance (1) to Non-Performing Loans (1) Allowance for Loan Losses (2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.43% (2) 1.70% (2) 1.74% (2) 1.62% (2) 1.34% (2)1.48% (2)

Credit Quality vs. Peers (1) your Partner • Choice • Bank | 19 0.81% 0.56% 0.50% 0.27% 0.23% 0.14% 0.11% 0.08% 0.05% 0.0 0% 0.1 0% 0.2 0% 0.3 0% 0.4 0% 0.5 0% 0.6 0% 0.7 0% 0.8 0% 0.9 0% Shinhan America Hope Peer Hanmi Open USM CBB PCB Woori America NPAs / (Total Loans + OREO) (2) 1.37% 0.89% 0.62% 0.24% 0.23% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% Hope Hanmi CBB PCB Open Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance March 31, 2022 Peer Data as of December 31, 2021 March 31, 2022 Peer Data as of December 31, 2021

Deposit Overview your Partner • Choice • Bank | 20 $1,305 $1,298 $1,246 $1,422 $1,459 $1,505 $1,510 $1,602 79% 79% 78% 81% 81% 82% 81% 84% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 500 700 900 1,10 0 1,30 0 1,50 0 1,70 0 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 47% Retail Other Interest- Bearing 24% Retail Time Deposits 22% State and Brokered Deposits 7% Deposit Composition (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. $551 $576 $538 $716 $796 $833 $830 $892 $369 $378 $384 $412 $392 $410 $423 $464 $518 $479 $468 $443 $445 $425 $429 $420 $37 $32 $25 $18 $0 $0 $0 $0 $172 $182 $180 $165 $165 $165 $185 $135 $1,647 $1,647 $1,595 $1,754 $1,798 $1,833 $1,867 $1,911 - 500 1,00 0 1,50 0 2,00 0 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +8.9% ($ in millions) ($ in millions) March 31, 2022

Maturity Schedule your Partner • Choice • Bank | 21 Time Deposits as of March 31, 2022 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 150,059 0.41% $ 100,000 0.20% $ 250,059 0.33% 3 to 6 Months 131,590 0.42% 0 131,590 0.42% 6 to 9 Months 65,569 0.42% 35,000 0.24% 100,569 0.35% 9 to 12 Months 66,940 0.48% 0 66,940 0.48% More than 12 Months 5,786 1.82% 0 5,786 1.82% Total $ 419,944 0.44% $ 135,000 0.21% $ 554,944 0.39% FHLB Advances as of March 31, 2022 FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Months $ 10,000 2.07% 3 to 6 Months 0 6 to 9 Months 0 9 to 12 Months 0 More than 12 Months 0 Total $ 10,000 2.07%

Profitability your Partner • Choice • Bank | 22 $3.4 $3.4 $5.8 $8.6 $9.8 $11.0 $10.7 $10.2 $8.6 $9.2 $10.4 $11.0 $13.0 $14.6 $13.8 $13.2 -1.0 1.0 3.0 5.0 7.0 9.0 11. 0 13. 0 15. 0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Income PTPP 0.69% 0.69% 1.19% 1.75% 1.96% 2.11% 2.01% 1.92% 1.76% 1.85% 2.13% 2.25% 2.58% 2.79% 2.59% 2.48% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 ROAA Adjusted ROAA $0.23 $0.22 $0.22 $0.38 $0.55 $0.64 $0.73 $0.70 $0.67 $0.51 $0.56 $0.60 $0.67 $0.71 $0.85 $0.97 $0.91 $0.87 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Diluted EPS Adjusted Diluted EPS 5.98% 5.98% 9.92% 14.66% 16.49% 17.98% 16.84% 16.01% 15.25% 16.02% 17.79% 18.85% 21.79% 23.79% 21.72% 20.65% 0.0 0% 5.0 0% 10. 00% 15. 00% 20. 00% 25. 00% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income your Partner • Choice • Bank | 23 $27.1 $8.6 $42.4 $10.9 $34.1 $45.0 $36.8 $39.7 7.5% 10.7% 10.5% 12.0% 12.2% 10.8% 10.0% 10.6% 5.3% 8.0% 7.5% 10.9% 11.6% 9.5% 9.1% 9.5% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.0 5.0 15. 0 25. 0 35. 0 45. 0 55. 0 65. 0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $10.7 $40.1 $25.3 $17.7 $53.0 $71.4 $52.3 $29.7 0.0 10. 0 20. 0 30. 0 40. 0 50. 0 60. 0 70. 0 80. 0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 SBA 7(a) Loan Production (1) $1.4 $1.5 $1.0 $1.5 $1.2 $1.3 $1.4 $1.5 $1.5 $0.8 $3.5 $1.3 $4.0 $4.3 $3.4 $3.8 51% 36% 77% 46% 77% 76% 70% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Noninterest Income Trend All Other Income Gain % to Total (1) Total commitment basis ($ in millions) Gain on Sale of Loans

Noninterest Expense your Partner • Choice • Bank | 24 $5.8 $6.4 $7.4 $6.2 $7.1 $7.6 $7.1 $8.6 $3.9 $3.5 $4.2 $3.5 $4.0 $3.6 $4.1 $3.5 1.98% 1.99% 2.38% 1.95% 2.21% 2.17% 2.12% 2.23% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 0.0 2.0 4.0 6.0 8.0 10. 0 12. 0 14. 0 16. 0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 53.0% 51.7% 52.7% 46.8% 46.1% 43.5% 44.8% 47.8% 61.2% 60.4% 60.4% 58.5% 59.4% 59.2% 59.8% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Efficiency Ratio (2) PCB Peer Average 251 252 246 246 248 249 247 256 240 242 244 246 248 250 252 254 256 258 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Number of FTE (3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions)

Net Interest Margin your Partner • Choice • Bank | 25 4.73% 4.81% 4.73% 4.63% 4.63% 4.75% 4.59% 4.62% 3.22% 3.43% 3.64% 3.70% 3.83% 3.93% 3.87% 3.87% 1.17% 0.92% 0.73% 0.52% 0.40% 0.37% 0.35% 0.35% 0.85% 0.63% 0.49% 0.34% 0.24% 0.21% 0.19% 0.19% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Yield & Cost (1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized

Capital Ratios & BV Per Share your Partner • Choice • Bank | 26 11.94% 14.43% 14.43% 15.63% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $14.78 $14.91 $15.19 $15.53 $16.09 $16.68 $17.24 $17.47 13.0 0 13.5 0 14.0 0 14.5 0 15.0 0 15.5 0 16.0 0 16.5 0 17.0 0 17.5 0 18.0 0 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Book Value Per Share March 31, 2022 11.24% 11.35% 12.16% 11.72% 11.60% 11.76% 11.92% 11.87% 10.6 0% 10.8 0% 11.0 0% 11.2 0% 11.4 0% 11.6 0% 11.8 0% 12.0 0% 12.2 0% 12.4 0% Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Total Equity to Total Assets (1) (1) The Company did not have any intangible equity components for the presented periods.

Non-GAAP Measures your Partner • Choice • Bank | 27 Adjusted Allowance to HFI Loans Ratio Adjusted allowance to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted allowance to HFI loan ratio as allowance divided by loans held-for-investment excluding SBA PPP loans. The SBA launched the PPP to provide a direct incentive for small businesses to keep their workers on the payroll in response to the COVID-19 pandemic. The SBA guarantees 100% of the PPP loans made to eligible borrowers, and the loans are eligible to be forgiven if certain conditions are met, at which point the SBA will make payments to the Bank for the forgiven amounts. The SBA guarantee on PPP loans cannot be separated from the loan and therefore is not a separate unit of account. The Company considered the SBA guarantee in the allowance for loan losses evaluation and determined that it is not required to reserve an allowance on SBA PPP loans. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently

Non-GAAP Measures your Partner • Choice • Bank | 28 The following table reconciles adjusted allowance to HFI loans ratio to its most comparable GAAP measure: ($ in thousands) 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 HFI Loans $ 1,553,589 $ 1,578,804 $ 1,583,578 $ 1,685,916 $ 1,719,656 $ 1,707,878 $ 1,732,205 $ 1,742,955 Less: SBA PPP Loans (133,675) (136,418) (135,654) (218,709) (181,019) (101,901) (65,329) (22,926) HFI Loans, Excluding SBA PPP Loans $ 1,419,914 $ 1,442,386 $ 1,447,924 $ 1,467,207 $ 1,538,637 $ 1,605,977 $ 1,666,876 $ 1,720,029 Allowance $ 20,248 $ 24,546 $ 26,510 $ 25,514 $ 24,889 $ 23,807 $ 22,381 $ 21,198 Allowance to HFI Loans Ratio 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% 1.29% 1.22% Adjusted Allowance to HFI Loans Ratio 1.43% 1.70% 1.83% 1.74% 1.62% 1.48% 1.34% 1.23%

Non-GAAP Measures your Partner • Choice • Bank | 29 The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 Total Deposits $ 1,646,930 $ 1,647,107 $ 1,594,851 $ 1,753,772 $ 1,797,648 $ 1,832,666 $ 1,867,134 $ 1,910,379 Less: Time Deposits Greater Than $250K (260,180) (257,208) (268,683) (266,845) (273,401) (263,127) (272,269) (273,844) Less: Brokered Deposits (82,010) (92,001) (80,002) (65,004) (65,004) (65,004) (85,001) (35,001) Core Deposits $ 1,304,740 $ 1,297,898 $ 1,246,166 $ 1,421,923 $ 1,459,243 $ 1,504,535 $ 1,509,864 $ 1,601,534 Core Deposits to Total Deposits 79.2% 78.8% 78.1% 81.1% 81.2% 82.1% 80.9% 83.8%

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22
Net Income	(a)$	3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240
Add: Provision (Reversal) for Loan Losses		3,855	4,326	2,142	(1,147)	(934)	(1,053)	(1,462)	(1,191)
Add: Income Tax Provision		1,363	1,464	2,452	3,594	4,098	4,613	4,551	4,159
PTPP Income (Non-GAAP)	(b)$	8,585	$ 9,239	$ 10,381	$ 11,007	$ 13,008	$ 14,583	$ 13,765	$ 13,208
Average Total Assets	(c)$	1,956,464	$ 1,991,614	$ 1,939,326	$ 1,987,217	$ 2,018,789	$ 2,070,365	$ 2,111,834	$ 2,161,132
ROAA [(1)]	(a)/(c)	0.69%	0.69%	1.19%	1.75%	1.96%	2.11%	2.01%	1.92%
Adjusted ROAA (Non-GAAP)[(1)]	(b)/(c)	1.76%	1.85%	2.13%	2.25%	2.58%	2.79%	2.59%	2.48%
Average Total Shareholders' Equity	(d)$	226,454	$ 229,463	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477	$ 259,367
ROAE [(1)]	(a)/(d)	5.98%	5.98%	9.92%	14.66%	16.49%	17.98%	16.84%	16.01%
Adjusted ROAE (Non-GAAP)[(1)]	(b)/(d)	15.25%	16.02%	17.79%	18.85%	21.79%	23.79%	21.72%	20.65%
Net Income	$	3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676	$ 10,240
Less: Income Allocated to Participating Securities		(8)	(8)	(11)	(33)	(41)	(43)	(40)	(48)
Net Income Allocated to Common Stock	(e)	3,359	3,441	5,776	8,527	9,803	10,980	10,636	10,192
Add: Provision for Loan Losses		3,855	4,326	2,142	(1,147)	(934)	(1,053)	(1,462)	(1,191)
Add: Income Tax Provision		1,363	1,464	2,452	3,594	4,098	4,613	4,551	4,159
PTPP Income Allocated to Common Stock	(f)$	8,577	$ 9,231	$ 10,370	$ 10,974	$ 12,967	$ 14,540	$ 13,725	$ 13,160
WA common shares outstanding, diluted	(g)	15,373,655	15,377,531	15,392,355	15,533,608	15,309,873	15,031,558	15,093,351	15,141,693
Diluted EPS	(e)/(g)$	0.22	$ 0.22	$ 0.38	$ 0.55	$ 0.64	$ 0.73	$ 0.70	$ 0.67
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)$	0.56	$ 0.60	$ 0.67	$ 0.71	$ 0.85	$ 0.97	$ 0.91	$ 0.87

(1) Annualized.

your Partner • Choice • Bank | **30**